UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report — December 6, 2011

(Date of earliest event reported)

QUESTAR PIPELINE COMPANY

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-14147	87-0307414
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South, P.O. Box 45360, Salt Lake City, Utah 84145-0360

(Address of principal executive offices)

Registrant’s telephone number, including area code (801) 324-5173

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Senior Notes

On December 6, 2011, Questar Pipeline Company (“QPC”) completed a public offering of $180.0 million in aggregate principal amount of its 4.875% Senior Notes due 2041 (the “Notes”). The sale of the Notes has been made under QPC’s registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-174877). QPC intends to use the net proceeds from the offering of approximately $176.0 million, after deducting the underwriting discount and estimated offering expenses, (i) to repay approximately $145.5 million of inter-company short-term debt owed to Questar Corporation, the parent company of QPC, outstanding as of November 30, 2011 with an interest rate of 0.35% at such date, consisting of amounts incurred to repay a portion of $100 million of QPC’s long-term notes that matured in June 2011 with an interest rate of 7.09% and $80.0 million of QPC’s long-term notes that matured in September 2011 with an interest rate of 6.57%, and (ii) for other general corporate purposes, including working capital and capital expenditures.

The terms of the Notes are governed by an indenture dated as of August 17, 1998 (the “Indenture”), between QPC and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), and an officers’ certificate setting forth the terms of the Notes, dated as of December 6, 2011 (the “Officers’ Certificate”).  The Officers’ Certificate, including the form of the Notes, is filed herewith as Exhibit 4.1 and incorporated by reference herein.  The Indenture is incorporated herein by reference to Exhibit 4.01 of our Registration Statement on Form S-3 (Registration No. 333-61621) filed with the Securities and Exchange Commission on August 17, 1998.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit

4.1	Officers’ Certificate, dated as of December 6, 2011 (including the form of Questar Pipeline Company’s 4.875% Senior Notes due 2041).

4.2

Indenture dated as of August 17, 1998 between Questar Pipeline Company and Wells Fargo Bank, National Association, as successor trustee (Incorporated by reference to Exhibit 4.01 of our Registration Statement on Form S-3 (Registration No. 333-61621) filed with the Securities and Exchange Commission on August 17, 1998).

5.1	Opinion of Thomas C. Jepperson, Esq.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Thomas C. Jepperson, Esq. (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY
(Registrant)

December 6, 2011
/s/ Kevin W. Hadlock
Kevin W. Hadlock
Executive Vice President and
Chief Financial Officer